SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                September 5, 2006


                        THE MANAGEMENT NETWORK GROUP, INC
               (Exact name of company as specified in its charter)


          DELAWARE                     0-27617                  48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (913) 345-9315
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 8.01         OTHER EVENTS

     On September 5, 2006, the Company announced that its Board of Directors had authorized a share repurchase program, pursuant to which the Company is authorized, but not required, to purchase up to an aggregate of 2,000,000 common shares of the Company from time to time for cash on the open market and/or in privately negotiated transactions during a period expiring on September 1, 2008. As of August 31, 2006, the Company had an aggregate of 35,929,417 common shares outstanding. The adoption of the share repurchase program was announced in a press release dated September 5, 2006 and attached as Exhibit 99.1 to this report.

     The information in this Item 8.01 and Exhibit 99.1 to this current report on Form 8-K shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the registrant under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 8.01 and
Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d). Exhibits.


Exhibit Number              Description

99.1                        Press Release dated September 5, 2006




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE MANAGEMENT NETWORK GROUP, INC.


Date:  September 5, 2006                By:   /s/ Donald E. Klumb
                                              ----------------------------------
                                              Donald E. Klumb
                                              Vice President and Chief Financial
                                              Officer


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                                  EXHIBIT INDEX


Exhibit Number      Description

99.1 Press Release of Registrant, dated September 5, 2006, announcing Board authorization of share repurchase program